Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

June 30, 2015

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

June 30, 2015

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit (2) Lexington’s ability to achieve its estimate of Company FFO for the year ending December 31, 2015, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2015 RESULTS

Raises Company FFO guidance range to $1.02 - $1.06 per share

New York, NY - Tuesday, August 4, 2015 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2015.

Second Quarter 2015 Highlights

•	Generated Company Funds From Operations (“Company FFO”) of $67.0 million, or $0.27 per diluted common share.
•	Invested $28.2 million in on-going build-to-suit projects and commenced funding an industrial build-to-suit project for $70.0 million.
•	Completed an industrial build-to-suit property for $10.1 million.
•	Disposed of two office buildings for gross disposition proceeds of $77.1 million.
•	Retired $30.1 million of secured debt.
•	Completed 1.3 million square feet of new leases and lease extensions with overall portfolio 96.3% leased.
•	Raised renewal rents by 1.3% on a cash basis and 6.6% on a GAAP basis.
•	Announced a 10.0 million common share repurchase authorization subsequent to quarter end.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “We continue to make substantive progress on our capital recycling and portfolio repositioning initiatives. During the quarter, we sold $77.1 million of office properties, bringing our total for the year to $112.3 million, with proceeds redeployed primarily into newer, longer-term investments at attractive returns through our build-to-suit projects. Given the strong investment sales market, we expect disposition activity to remain elevated throughout the balance of 2015. Within our portfolio, we completed 1.3 million of new leases and lease extensions during the quarter. We expect to make substantial progress over the balance of this year with respect to leases expiring in 2016 and beyond.”

Mr. Eglin added, “Of particular note is the cumulative impact that the execution of our capital recycling program has had on our office portfolio. The weighted-average lease term in this portfolio is over seven years and more than half of our office revenue is from investment-grade rated tenants. Most importantly, 72% of our office revenue is from long-term leases or leases which have been renewed since the beginning of 2009. Taken together, our exposure to expiring leases with above market rents has been considerably mitigated.”

3

FINANCIAL RESULTS

Revenues

For the quarter ended June 30, 2015, total gross revenues were $110.3 million, a 4.6% increase compared with total gross revenues of $105.4 million for the quarter ended June 30, 2014. The increase is primarily due to property acquisitions.

Company FFO

For the quarter ended June 30, 2015, Lexington generated Company FFO of $67.0 million, or $0.27 per diluted share, compared to Company FFO for the quarter ended June 30, 2014 of $67.6 million, or $0.28 per diluted share. The calculation of Company FFO and a reconciliation to net income attributable to common shareholders is included later in this press release.

Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended June 30, 2015 of $0.17 per common share/unit, which was paid on July 15, 2015 to common shareholders/unitholders of record as of June 30, 2015, and a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which will be paid on August 17, 2015 to Series C Preferred Shareholders of record as of July 31, 2015.

Net Income Attributable to Common Shareholders

For the quarter ended June 30, 2015, net income attributable to common shareholders was $47.7 million, or $0.20 per diluted share, compared with net income attributable to common shareholders for the quarter ended June 30, 2014 of $12.7 million, or $0.05 per diluted share.

OPERATING ACTIVITIES

Investment Activity

During the quarter, Lexington completed one build-to-suit project, which is subject to a lease having a term in excess of ten years (an “LTL”).

Acquisition

Tenant	Location	Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Term (Yrs)
Hollander Sleep Products, Inc.	Thomson, GA	LTL - Industrial	$10,144	$836	8.2%	9.2%	15

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Lexington also funded $28.2 million of the projected costs of the following projects:

On-going Build-to-Suit Projects

Location	Sq. Ft.	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 6/30/2015 ($000)	Estimated Completion/ Acquisition Date
Oak Creek, WI	164,000	LTL - Industrial	20	$22,609	$18,444	3Q 15
Richmond, VA	330,000	LTL - Office	15	110,137	89,015	3Q 15
Anderson, SC	1,325,000	LTL - Industrial	20	70,012	7,133	2Q 16
Lake Jackson, TX	664,000	LTL - Office	20	166,164	32,455	4Q 16
Houston, TX(1)	274,000	LTL - Retail/Specialty	20	86,491	21,660	3Q 16
	2,757,000			$455,413	$168,707

1.	Lexington has a 25% interest as of June 30, 2015. Lexington may provide construction financing up to $56.7 million to the joint venture.

Lexington also invested $8.4 million in an 11.5% loan that matures in October 2015 to a tenant-in-common. The loan is secured by the tenant-in-common's interest in an office property in which Lexington has a 40% interest.

In addition, Lexington has committed to acquire the following properties upon completion of construction.

Forward Commitments

Location	Property Type	Estimated Acquisition Cost ($000)	Lease Term (Years)	Estimated Initial Cash Yield	Estimated GAAP Yield	Estimated Acquisition Date
Richland, WA	LTL - Industrial	$155,000	20	7.1%	8.6%	4Q 15
Detroit, MI	LTL - Industrial	29,680	20	7.4%	7.4%	1Q 16
		$184,680		7.2%	8.4%

Capital Recycling

Property Dispositions

Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition
Alta Resources Corp.	Fort Myers, FL	Office	$12,400	$901	April
Multi-tenant	Orlando, FL	LTL - Office	64,675	5,174	June
			$77,075	$6,075

Lexington collected $3.5 million in full satisfaction of the Austin, Texas loan investment, including yield maintenance.

Balance Sheet

During the second quarter of 2015, Lexington satisfied $30.1 million of consolidated secured debt with a weighted-average interest rate of 5.1%, unencumbering six properties with estimated 2015 annual net operating income of approximately $8.6 million.

5

In April 2015, holders converted approximately $2.8 million original principal amount 6.00% Convertible Guaranteed Notes due 2030 (“6.00% Notes”) for 428,707 common shares, reducing the outstanding balance of this note issuance to $12.8 million. All common shares that are issuable upon conversion of the 6.00% Notes are treated as outstanding for diluted Company FFO calculations.

On July 2, 2015, Lexington announced a new 10.0 million common share repurchase authorization (inclusive of all outstanding prior authorizations). Under this authorization, 150,000 common shares have been purchased at an average price of $8.58 per share. In connection with the authorization, Lexington declared a cash dividend of $0.8125 per share on its Series C Preferred Shares, which will be paid on November 16, 2015 to Series C Preferred Shareholders of record as of October 30, 2015.

Leasing

During the second quarter of 2015, Lexington executed the following new and extended leases:

	LEASE EXTENSIONS

	Location	Prior Term	Lease Expiration Date	Sq. Ft.

	Office/Multi-Tenant Office

1	Temple, TX	01/2016	01/2021	54,117
2	Oklahoma City, OK(1)	11/2015	11/2020	103,500
3	Phoenix, AZ	12/2029	12/2032	252,400
4-5	Various	2015	2017	4,044
5	Total office lease extensions			414,061

	Industrial/Multi-Tenant Industrial

1	Henderson, NC	06/2016	06/2018	196,946
2	Byhalia, MS	03/2026	03/2030	513,734
3-4	Antioch, TN	2015	2017-2018	15,696
4	Total industrial lease extensions			726,376

9	Total lease extensions			1,140,437

	NEW LEASES

	Location		Lease Expiration Date	Sq. Ft.

	Office/Multi-Tenant Office
1	Lakewood, CO		07/2030	68,165
2-4	Various		2018-2023	7,394
4	Total new office leases			75,559

	Industrial/Multi-Tenant Industrial
1	Antioch, TN		09/2025	117,600
1	Total new industrial leases			117,600

5	Total new leases			193,159

14	TOTAL NEW AND EXTENDED LEASES			1,333,596

(1) Lexington has a 40% interest.

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2015 EARNINGS GUIDANCE

Lexington is raising its Company FFO guidance by $0.01 per share to an expected range of $1.02 to $1.06 per diluted share for the year ended December 31, 2015. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

SECOND QUARTER 2015 CONFERENCE CALL

Lexington will host a conference call today, Tuesday, August 4, 2015, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2015. Interested parties may participate in this conference call by dialing 877-407-0789 or 201-689-8562. A replay of the call will be available through August 18, 2015, at 877-870-5176 or 858-384-5517, pin: 13614059. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit, (2) Lexington's ability to achieve its estimate of Company FFO for the year ending December 31, 2015, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Gross revenues:
Rental	$102,440	$97,564	$202,456	$193,929
Tenant reimbursements	7,893	7,883	16,319	15,534
Total gross revenues	110,333	105,447	218,775	209,463
Expense applicable to revenues:
Depreciation and amortization	(41,808)	(37,763)	(82,083)	(75,710)
Property operating	(15,534)	(15,449)	(32,116)	(31,130)
General and administrative	(7,971)	(6,631)	(15,792)	(14,609)
Non-operating income	3,084	3,079	5,698	6,152
Interest and amortization expense	(23,339)	(25,319)	(46,342)	(49,135)
Debt satisfaction gains (charges), net	3,776	(4,187)	14,151	(7,491)
Impairment charges	(113)	—	(1,252)	(16,400)
Gains on sales of properties	21,426	—	21,574	—
Income before benefit (provision) for income taxes, equity in earnings (losses) of non-consolidated entities and discontinued operations	49,854	19,177	82,613	21,140
Benefit (provision) for income taxes	52	(284)	(389)	(875)
Equity in earnings (losses) of non-consolidated entities	306	(209)	672	73
Income from continuing operations	50,212	18,684	82,896	20,338
Discontinued operations:
Income (loss) from discontinued operations	(1)	1,793	109	4,279
Provision for income taxes	(4)	(19)	(4)	(36)
Debt satisfaction charges, net	—	(299)	—	(299)
Gains on sales of properties	—	3,510	1,577	3,510
Impairment charges	—	(8,382)	—	(10,691)
Total discontinued operations	(5)	(3,397)	1,682	(3,237)
Net income	50,207	15,287	84,578	17,101
Less net income attributable to noncontrolling interests	(875)	(837)	(1,741)	(1,765)
Net income attributable to Lexington Realty Trust shareholders	49,332	14,450	82,837	15,336
Dividends attributable to preferred shares – Series C	(1,573)	(1,573)	(3,145)	(3,145)
Allocation to participating securities	(105)	(135)	(192)	(287)
Net income attributable to common shareholders	$47,654	$12,742	$79,500	$11,904
Income (loss) per common share – basic:
Income from continuing operations	$0.20	$0.07	$0.33	$0.07
Income (loss) from discontinued operations	—	(0.02)	0.01	(0.02)
Net income attributable to common shareholders	$0.20	$0.05	$0.34	$0.05
Weighted-average common shares outstanding – basic	233,812,062	228,368,053	233,172,422	227,765,718
Income (loss) per common share – diluted:
Income from continuing operations	$0.20	$0.07	$0.33	$0.07
Income (loss) from discontinued operations	—	(0.02)	0.01	(0.02)
Net income attributable to common shareholders	$0.20	$0.05	$0.34	$0.05
Weighted-average common shares outstanding – diluted	239,903,370	228,851,184	239,559,842	228,275,608
Amounts attributable to common shareholders:
Income from continuing operations	$47,659	$16,158	$77,818	$15,179
Income (loss) from discontinued operations	(5)	(3,416)	1,682	(3,275)
Net income attributable to common shareholders	$47,654	$12,742	$79,500	$11,904

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	June 30, 2015	December 31, 2014
Assets:
Real estate, at cost	$3,734,513	$3,671,560
Real estate - intangible assets	721,571	705,566
Investments in real estate under construction	147,047	106,238
	4,603,131	4,483,364
Less: accumulated depreciation and amortization	1,220,203	1,196,114
Real estate, net	3,382,928	3,287,250
Assets held for sale	33,364	3,379
Cash and cash equivalents	64,382	191,077
Restricted cash	12,844	17,379
Investment in and advances to non-consolidated entities	28,241	19,402
Deferred expenses, net	63,780	65,860
Loans receivable, net	108,309	105,635
Rent receivable – current	8,523	6,311
Rent receivable – deferred	79,513	61,372
Other assets	26,113	20,229
Total assets	$3,807,997	$3,777,894

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$865,860	$945,216
Credit facility borrowings	93,000	—
Term loans payable	505,000	505,000
Senior notes payable	497,811	497,675
Convertible notes payable	12,464	15,664
Trust preferred securities	129,120	129,120
Dividends payable	43,628	42,864
Liabilities held for sale	20,801	2,843
Accounts payable and other liabilities	43,070	37,740
Accrued interest payable	9,235	8,301
Deferred revenue - including below market leases, net	44,328	68,215
Prepaid rent	16,589	16,336
Total liabilities	2,280,906	2,268,974

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 235,940,610 and 233,278,037 shares issued and outstanding in 2015 and 2014, respectively	24	23
Additional paid-in-capital	2,784,423	2,763,374
Accumulated distributions in excess of net income	(1,372,170)	(1,372,051)
Accumulated other comprehensive income (loss)	(2,226)	404
Total shareholders’ equity	1,504,067	1,485,766
Noncontrolling interests	23,024	23,154
Total equity	1,527,091	1,508,920
Total liabilities and equity	$3,807,997	$3,777,894

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
EARNINGS PER SHARE:
Basic:
Income from continuing operations attributable to common shareholders	$47,659	$16,158	$77,818	$15,179
Income (loss) from discontinued operations attributable to common shareholders	(5)	(3,416)	1,682	(3,275)
Net income attributable to common shareholders	$47,654	$12,742	$79,500	$11,904
Weighted-average number of common shares outstanding	233,812,062	228,368,053	233,172,422	227,765,718
Income (loss) per common share:
Income from continuing operations	$0.20	$0.07	$0.33	$0.07
Income (loss) from discontinued operations	—	(0.02)	0.01	(0.02)
Net income attributable to common shareholders	$0.20	$0.05	$0.34	$0.05

Diluted:
Income from continuing operations attributable to common shareholders - basic	$47,659	$16,158	$77,818	$15,179
Impact of assumed conversions	764	—	1,633	—
Income from continuing operations attributable to common shareholders	48,423	16,158	79,451	15,179
Income (loss) from discontinued operations attributable to common shareholders - basic	(5)	(3,416)	1,682	(3,275)
Impact of assumed conversions	—	—	—	—
Income (loss) from discontinued operations attributable to common shareholders	(5)	(3,416)	1,682	(3,275)
Net income attributable to common shareholders	$48,418	$12,742	$81,133	$11,904

Weighted-average common shares outstanding - basic	233,812,062	228,368,053	233,172,422	227,765,718
Effect of dilutive securities:
Share options	296,501	483,131	369,079	509,890
6.00% Convertible Guaranteed Notes	1,941,833	—	2,165,367	—
Operating Partnership Units	3,852,974	—	3,852,974	—
Weighted-average common shares outstanding	239,903,370	228,851,184	239,559,842	228,275,608

Income (loss) per common share:
Income from continuing operations	$0.20	$0.07	$0.33	$0.07
Income (loss) from discontinued operations	—	(0.02)	0.01	(0.02)
Net income attributable to common shareholders	$0.20	$0.05	$0.34	$0.05

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income attributable to common shareholders	$47,654	$12,742	$79,500	$11,904
Adjustments:
Depreciation and amortization	40,467	39,022	79,389	78,961
Impairment charges - real estate, including non-consolidated entities	113	9,032	1,252	27,741
Noncontrolling interests - OP units	540	533	1,090	1,114
Amortization of leasing commissions	1,341	1,472	2,693	2,926
Joint venture and noncontrolling interest adjustment	437	605	758	1,238
Gains on sales of properties	(21,426)	(3,510)	(23,151)	(3,510)
FFO available to common shareholders and unitholders - basic	69,126	59,896	141,531	120,374
Preferred dividends	1,573	1,573	3,145	3,145
Interest and amortization on 6.00% Convertible Guaranteed Notes	224	531	543	1,110
Amount allocated to participating securities	105	135	192	287
FFO available to common shareholders and unitholders - diluted	71,028	62,135	145,411	124,916
Debt satisfaction (gains) charges, net, including non-consolidated entities	(3,712)	4,486	(14,087)	7,790
Other / Transaction costs	(294)	945	174	1,257
Company FFO available to common shareholders and unitholders - diluted	67,022	67,566	131,498	133,963

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(17,034)	(17,002)	(22,343)	(17,579)
Lease incentives	488	417	945	854
Amortization of below/above market leases	177	455	(444)	719
Non-cash interest, net	1,753	(1,210)	1,118	(2,362)
Non-cash charges, net	2,147	2,148	4,403	4,449
Tenant improvements	(1,541)	(1,580)	(2,622)	(3,999)
Lease costs	(1,756)	(2,534)	(3,176)	(6,519)
Company Funds Available for Distribution	$51,256	$48,260	$109,379	$109,526

Per Common Share and Unit Amounts
Basic:
FFO	$0.29	0.26	$0.60	$0.52

Diluted:
FFO	$0.29	$0.26	$0.60	$0.52
Company FFO	$0.27	$0.28	$0.54	$0.56
Company FAD	$0.21	$0.20	$0.45	$0.45

Weighted-Average Common Shares:
Basic(3)	237,665,036	232,246,465	237,025,396	231,645,370
Diluted	244,697,575	241,447,640	244,379,606	241,037,724

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1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic. Lexington also presents FFO available to common shareholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted at the beginning of the period. Lexington also presents Company FFO which adjusts FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others. Company FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

3 Includes OP units.

# # #

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2015 Second Quarter Investment / Capital Recycling Summary

PROPERTY INVESTMENTS - LONG TERM LEASES ("LTL")(1)

	Tenant (Guarantor)	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Initial GAAP Yield	Month Closed	Lease Expiration
1	Hollander Sleep Products, LLC (Hollander Home Fashions Holdings)	Thomson	GA	LTL - Industrial	$10,144	$836	8.2%	9.2%	May	05/2030

	EXPANSIONS

	Tenant (Guarantor)	Location		Property Type	Square Feet	Cost Basis ($000)
1	Asics America Corporation (Asics Corporation)	Byhalia	MS	LTL - Industrial	342,144	$15,300	(2)
2	United Technologies Corporation	North Berwick	ME	Industrial	21,060	$3,262

2	TOTAL PROPERTY EXPANSIONS				363,204

LOAN INVESTMENT

	Property Type	Location		Loan Amount	Interest Rate	Maturity Date
1	Office	Oklahoma City	OK	$8,420	11.5%	10/2015

CAPITAL RECYCLING

	PROPERTY DISPOSITIONS
	Tenant	Location		Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition	% Leased	Gross Disposition Price PSF
1	Alta Resources, Corp.	Fort Myers	FL	Office	$12,400	$901	April	100.0%	$196.01
2	Multi-Tenant	Orlando	FL	LTL - Office	64,675	5,174	June	99.7%	$180.46

2	TOTAL PROPERTY DISPOSITIONS				$77,075	$6,075

	LOAN INVESTMENT SATISFACTION

	Property Type	Location		Satisfaction ($000)	Month of Satisfaction
1	Retail (3)	Austin	TX	$3,545	June

Footnotes

(1)	In addition, Lexington foreclosed on a loan investment and acquired the vacant office property collateral located in Southfield, MI. Lexington also acquired a 3.5 acre land parcel in Canonsburg, PA, for $650 thousand.
(2)	Expansion substantially complete as of 6/30/2015; however, additional tenant build-out still in progress. Lexington's maximum cost is $15.3 million.
(3)	Includes yield maintenance.

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BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

6/30/2015

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE - LONG TERM LEASES (1)

	Location		Sq. Ft	Asset Type	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 6/30/15 ($000)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion/ Acquisition Date	Estimated Initial Cash Yield	Estimated GAAP Yield
								Q3 2015	Q4 2015	Q1 2016	Q2 2016
1	Oak Creek	WI	164,000	LTL - Industrial	20	$22,609	$18,444	$3,743	$-	$-	$-	3Q 15	8.3%	9.3%
2	Richmond	VA	330,000	LTL - Office	15	110,137	89,015	19,134	-	-	-	3Q 15	8.0%	8.6%
3	Anderson	SC	1,325,000	LTL - Industrial	20	70,012	7,133	12,605	16,626	16,626	16,626	2Q16	5.9%	7.3%
4	Lake Jackson	TX	664,000	LTL - Office	20	166,164	32,455	21,600	24,000	24,000	24,000	4Q 16	7.3%	8.9%
4	TOTAL CONSOLIDATED BUILD-TO-SUIT PROJECTS (2)					$368,922	$147,047	$57,082	$40,626	$40,626	$40,626

1	Houston (3)	TX	274,000	LTL - Retail/Specialty	20	$86,491	$21,660	$5,737	$12,147	$12,147	$12,147	3Q 16	7.5%	7.5%
1	TOTAL NON-CONSOLIDATED BUILD-TO-SUIT PROJECTS					$86,491	$21,660	$5,737	$12,147	$12,147	$12,147

5	TOTAL BUILD-TO-SUIT PROJECTS					$455,413	$168,707	$62,819	$52,773	$52,773	$52,773

FORWARD COMMITMENTS - LONG TERM LEASES (1)

	Tenant	Location	Property Type	Sq. Ft.	Estimated Acquisition Cost ($000)	Estimated Completion/ Acquisition Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	Preferred Freezer Services of Richland LLC (4)	Richland, WA	LTL - Industrial	456,412	$155,000	4Q 15	7.1%	8.6%	20 yrs
2	Chrysler Group LLC (5)	Detroit, MI	LTL - Industrial	189,960	29,680	1Q 16	7.4%	7.4%	20 yrs
2	TOTAL FORWARD COMMITMENTS			646,372	$184,680		7.2%	8.4%

BUILD-TO-SUIT NOI (6)

	2011	2012	2013	2014	2Q 2015
Net operating income ($000)	$1,156	$5,268	$11,920	$21,438	$12,798

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $152.3 million.
(3)	Lexington has a 25% interest as of June 30, 2015. Lexington may provide construction financing up to $56.7 million to the joint venture. Estimated cash investments for next 12 months are Lexington's estimated contributions / loan amounts. Lease contains annual CPI increases.
(4)	Lexington provided a $10.0 million letter of credit.
(5)	Lexington funded a $2.5 million deposit.
(6)	Net operating income generated from completed build-to-suit projects funded by Lexington beginning in 2010.

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2015 Second Quarter Financing Summary

DEBT RETIRED

Location	Tenant (Guarantor)	Property Type	Face / Satisfaction ($000)	2015 Estimated Property NOI ($000)	Fixed Rate	Maturity Date

Consolidated Mortgage Debt:
Mission, TX	VoiceStream PCS II Corporation / T-Mobile West Corporation	Office	$5,371	$994	5.783%	06/2015
Owensboro, KY	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	4,702	1,208	4.990%	07/2015
Elizabethtown, KY	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	8,531	2,838	4.990%	07/2015
Elizabethtown, KY	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1,553	537	4.990%	07/2015
Hopkinsville, KY	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	4,964	1,687	4.990%	07/2015
Dry Ridge, KY	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	5,008	1,346	4.990%	07/2015
			$30,129	$8,610
Corporate Debt:
6% Convertible Notes	N/A	N/A	$2,828	N/A	6.000%	01/2017

Non-Consolidated Mortgage Debt:
Oklahoma City, OK (1)	AT&T Corp. / AT&T Services, Inc. / New Cingular Wireless Services, Inc.	Office	$13,673	$1,528	5.240%	05/2015

Footnotes

(1)	Lexington has a 40% interest in the property.

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2015 Second Quarter Leasing Summary

LEASE EXTENSIONS

	Tenant (Guarantor)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office / Multi-Tenant Office
1	Nextel of Texas, Inc. (Nextel Finance Company)	Temple	TX	01/2016	01/2021	54,117	$798	$833	$917	$670
2	AT&T Corp. / AT&T Services, Inc. / New Cingular Wireless Services, Inc. (2)	Oklahoma City	OK	11/2015	11/2020	103,500	1,371	1,294	1,331	1,288
3	CopperPoint Mutual Insurance Company	Phoenix	AZ	12/2029	12/2032	252,400	6,075	6,075	5,056	4,845
4-5	Various	Various		2015	2017	4,044	72	90	72	90

5	Total office lease extensions					414,061	$8,316	$8,292	$7,376	$6,893

	Industrial / Multi-Tenant Industrial
1	Staples, Inc.	Henderson	NC	06/2016	06/2018	196,946	$886	$837	$860	$812
2	Asics America Corporation (Asics Corporation)	Byhalia	MS	03/2026	03/2030	513,734	3,427	3,360	3,094	2,936
3-4	Various	Antioch	TN	04/2015	2017 - 2018	15,696	205	181	205	181

4	Total industrial lease extensions					726,376	$4,518	$4,378	$4,159	$3,929

9	TOTAL EXTENDED LEASES					1,140,437	$12,834	$12,670	$11,535	$10,822

NEW LEASES

	Tenant (Guarantor)	Location			Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)		New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant Office
1	Addenbrooke Classical Academy	Lakewood	CO		07/2030	68,165	$385		$939
2	Garden of Life, LLC (Atrium Innovations, Inc.)	Palm Beach Gardens	FL		04/2023	4,604	99		95
3-4	Various	Various	HI / PA		2018 - 2020	2,790	55		55

4	Total office new leases					75,559	$539		$1,089

	Industrial / Multi-Tenant Industrial
1	TWB Company LLC	Antioch	TN		09/2025	117,600	$380		$408

1	Total industrial new lease					117,600	$380		$408

5	TOTAL NEW LEASES					193,159	$919		$1,497

14	TOTAL NEW AND EXTENDED LEASES					1,333,596	$13,753		$13,032

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LEXINGTON REALTY TRUST

 2015 Second Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS (3)

	Tenant (Guarantor)	Location		Lease Expiration Date	Sq. Ft.	2014 Cash Rent ($000)	2014 GAAP Rent ($000)
	Office
1	Invensys Systems, Inc. (Siebe, Inc.)	Foxboro	MA	06/2015	164,689	$3,747	$3,747
2	Nextel of Texas, Inc. (Nextel Finance Company) (4)	Temple	TX	01/2016	54,683	842	677

	Industrial
3	SKF USA, Inc.	Franklin	NC	06/2015	72,868	456	271

3	TOTAL LEASE NON-RENEWALS				292,240	$5,045	$4,695

Footnotes

(1)	Assumes twelve months rent from the later of 7/1/15 or lease commencement/extension, excluding free rent periods as applicable.
(2)	Lexington has a 40% interest in the property.
(3)	Excludes multi-tenant properties.
(4)	The tenant renewed its lease for only 54,117 square feet out of 108,800 square feet.

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Other Revenue Data

6/30/2015

($000)

Other Revenue Data

	GAAP Base Rent
Asset Class	Six months ended
	6/30/15 (1)	6/30/15 Percentage	6/30/14 Percentage
Long-Term Leases (2)	$80,509	40.5%	39.7%
Office	67,952	34.1%	38.3%
Industrial	30,541	15.3%	13.5%
Multi-tenant	15,676	7.9%	6.6%
Retail/Specialty	4,376	2.2%	1.9%
	$199,054	100.0%	100.0%

	GAAP Base Rent
Long-Term Leases (2)	Six months ended
	6/30/15 (1)	6/30/15 Percentage	6/30/14 Percentage
Land / Infrastructure	$30,644	38.1%	34.1%
Office	27,577	34.2%	41.6%
Industrial	20,356	25.3%	22.6%
Retail/Specialty	1,932	2.4%	1.7%
	$80,509	100.0%	100.0%

	GAAP Base Rent
Asset Class (3)	Six months ended
	6/30/15 (1)	6/30/15 Percentage	6/30/14 Percentage
Land/ Infrastructure	$30,644	15.4%	13.5%
Office	95,529	48.0%	54.8%
Industrial	50,897	25.6%	22.5%
Multi-Tenant	15,676	7.9%	6.6%
Retail/Specialty	6,308	3.1%	2.6%
	$199,054	100.0%	100.0%

	GAAP Base Rent
Credit Ratings (4)	Six months ended
	6/30/15 (1)	6/30/15 Percentage	6/30/14 Percentage
Investment Grade	$71,219	35.8%	38.5%
Non-Investment Grade	27,414	13.8%	11.3%
Unrated	100,421	50.4%	50.2%
	$199,054	100.0%	100.0%

Footnotes

(1)	Six months ended 6/30/2015 GAAP base rent recognized for consolidated properties owned as of 6/30/2015.
(2)	Long-term leases are defined as leases having a term of ten years or longer.
(3)	Long-term leases included and reclassified by property type.
(4)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.

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Other Revenue Data (Continued)

6/30/2015

($000)

Weighted-Average Lease Term - Cash Basis	As of 6/30/15	As of 6/30/14
	12.2 years	11.3 years

Weighted-Average Lease Term - Cash Basis - Adjusted (1)	As of 6/30/15	As of 6/30/14
	8.7 years	8.4 years

Base Rent Estimates for Current Assets

Year	Cash (2)	GAAP (2)	Projected Straight- line / GAAP Rent Adjustment
2015-remaining	$171,737	$196,893	$(25,156)
2016	$341,009	$382,894	$(41,885)

Same-Store NOI (3)(4)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Total Base Rent	$78,564	$78,217	$164,241	$166,319
Tenant Reimbursements	7,696	7,519	15,818	15,115
Property Operating Expenses	(14,211)	(13,198)	(28,832)	(27,164)
Same-Store NOI	$72,049	$72,538	$151,227	$154,270

Change in Same-Store NOI	(0.7)%		(2.0)%

Same-Store Percent Leased (4)	As of 6/30/15	As of 6/30/14
	97.2%	98.6%

Lease Escalation Data (5)

Footnotes

(1)	Adjusted to reflect NY land leases to first purchase option date.
(2)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 6/30/2015.
(3)	NOI is on a consolidated cash basis. Excludes potential foreclosures.
(4)	Excludes potential foreclosures on Rochester, NY and Bridgewater, NJ properties.
(5)	Based on six months consolidated Cash base rents for single-tenant leases. Excludes parking operations and $3.1 million in step-down leases.

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Portfolio Detail By Asset Class

6/30/2015

( $000, except square footage)

Asset Class	YE 2012	YE 2013	YE 2014	2Q 2015

Office
% of ABR (1)	64.3%	61.3%	51.4%	48.0%
LTL	22.4%	26.8%	31.8%	28.9%
STL	77.6%	73.2%	68.2%	71.1%
Leased	98.6%	99.0%	98.6%	98.9%
Wtd. Avg. Lease Term (2)	6.6	7.2	7.4	7.3
Mortgage Debt	$1,078,345	$692,460	$426,635	$338,647
% Investment Grade (1)	62.1%	57.2%	53.7%	50.2%
Square Feet	15,726,609	15,316,875	13,264,134	12,701,508
Cash Rent	$198,183	$214,774	$192,865	$93,826

Industrial
% of ABR (1)	22.9%	23.2%	23.0%	25.6%
LTL	33.7%	35.2%	42.8%	40.0%
STL	66.3%	64.8%	57.2%	60.0%
Leased	99.6%	99.8%	99.7%	99.6%
Wtd. Avg. Lease Term (2)	7.5	7.2	7.9	8.2
Mortgage Debt	$221,055	$206,209	$177,951	$185,352
% Investment Grade (1)	23.1%	34.1%	29.3%	30.6%
Square Feet	21,317,359	21,473,994	22,612,691	25,109,517
Cash Rent	$70,600	$84,039	$89,991	$50,930

Land/Infrastructure
% of ABR (1)	0.5%	4.9%	14.3%	15.4%
LTL	100.0%	100.0%	100.0%	100.0%
STL	0.0%	0.0%	0.0%	0.0%
Leased	100.0%	100.0%	100.0%	100.0%
Wtd. Avg. Lease Term (2)	19.1	72.7	73.1	71.0
Wtd. Avg. Lease Term Adjusted (3)	19.1	23.7	22.8	23.2
Mortgage Debt	$-	$213,500	$213,475	$242,594
% Investment Grade (1)	0.0%	0.2%	0.4%	0.4%
Cash Rent	$1,219	$9,259	$22,717	$12,673

Multi-Tenant
% of ABR (1)	9.0%	7.9%	8.7%	7.9%
Leased	67.4%	66.4%	53.9%	52.3%
Wtd. Avg. Lease Term (2)	7.1	7.0	6.9	6.1
Mortgage Debt	$102,582	$71,754	$116,763	$86,352
% Investment Grade (1)	33.2%	34.5%	19.3%	42.2%
Square Feet	2,396,631	2,259,189	2,414,889	2,738,578
Cash Rent	$25,169	$27,941	$34,458	$15,066

Retail/Specialty
% of ABR (1)	3.3%	2.7%	2.6%	3.1%
LTL	15.3%	21.0%	28.1%	30.6%
STL	84.7%	79.0%	71.9%	69.4%
Leased	99.3%	98.5%	94.3%	97.9%
Wtd. Avg. Lease Term (2)	8.0	7.2	9.1	8.6
Mortgage Debt	$13,979	$13,566	$13,170	$12,915
% Investment Grade (1)	22.0%	18.7%	22.4%	15.4%
Square Feet	1,755,608	1,489,267	1,447,724	1,395,517
Cash Rent	$8,186	$7,947	$8,948	$3,969

Loans Receivable	$72,540	$99,443	$105,635	$108,309
Construction in progress (4)	$71,634	$78,656	$121,184	$152,579

Footnotes

(1) Percentage of GAAP base rent.

(2) Cash basis.

(3) Cash basis adjusted to reflect NY land leases to first purchase option date.

(4) Includes development classified as real estate under construction on a consolidated basis.

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LEXINGTON REALTY TRUST

Portfolio Composition

6/30/2015

Footnotes

(1) Based on gross book value of assets as of 6/30/2015.

(2) Based on six months GAAP base rent as of 6/30/2015.

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Components of Net Asset Value

6/30/2015

($000)

The purpose of providing the following information is to enable readers to derive their own estimate of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties six month cash net operating income (NOI) (1)
Land/ Infrastructure	$12,703
Office	87,313
Industrial	52,350
Multi-Tenant	5,785
Retail/Specialty	4,579
Total Net Operating Income	$162,730

Lexington's share of non-consolidated six month NOI (1)
Land/Infrastructure	$134
Office	1,194
Retail/Specialty	607
$1,935
Other income
Advisory fees	$105

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets	$116,832

Add other assets:
Loans receivable	$108,309
Development investment at cost incurred	165,291
Cash and cash equivalents	64,382
Restricted cash	12,844
Accounts receivable, net	8,523
Other assets	26,113
Total other assets	$385,462

Liabilities:
Corporate level debt	$1,237,395
Mortgages and notes payable	865,860
Dividends payable	43,628
Accounts payable, accrued expenses and other liabilities	68,894
Preferred stock, at liquidation value	96,770
Lexington's share of non-consolidated mortgages	8,647
Total deductions	$2,321,194

Common shares & OP units at 6/30/2015	239,793,584

Footnotes

(1)	Six months ended June 30, 2015 Cash NOI for the existing property portfolio excludes straight-line income, other GAAP adjustments, minority interests' share of NOI and NOI related to assets undervalued by a capitalized NOI method. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70%. For assets in this category an NOI capitalization approach is not appropriate and accordingly the company's net book value has been used. NOI has been adjusted for acquisitions, divestitures, and changes in occupancy during the period, as applicable.

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Top Markets

6/30/2015

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 6/30/15 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	15.8%
2	Dallas-Fort Worth-Arlington, TX	6.6%
3	Houston-Sugar Land-Baytown, TX	6.0%
4	Memphis, TN-MS-AR	4.2%
5	Baltimore-Towson, MD	4.1%
6	Kansas City, MO-KS	3.7%
7	Phoenix-Mesa-Scottsdale, AZ	3.7%
8	Boston-Cambridge-Quincy, MA-NH	2.9%
9	Denver-Aurora, CO	2.2%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.1%
11	Detroit-Warren-Livonia, MI	2.0%
12	Columbus, OH	1.9%
13	Orlando-Kissimmee, FL	1.8%
14	Charlotte-Gastonia-Rock Hill, NC-SC	1.8%
15	Las Vegas-Paradise, NV	1.7%
16	San Jose-Sunnyvale-Santa Clara, CA	1.7%
17	Indianapolis-Carmel, IN	1.6%
18	Chicago-Naperville-Joliet, IL-IN-WI	1.5%
19	Cincinnati-Middletown, OH-KY-IN	1.5%
20	Atlanta-Sandy Springs-Marietta, GA	1.4%
	Total Top Markets (3)	68.2%

Footnotes

(1)	Six months ended 6/30/2015 GAAP base rent recognized for consolidated properties owned as of 6/30/2015.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Single-Tenant Office Markets

6/30/2015

Footnotes

(1)	Six months ended 6/30/2015 GAAP base rent recognized for consolidated office properties owned as of 6/30/2015. Includes long-term office properties.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

24

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Tenant Industry Diversification

6/30/2015

Footnotes

(1)	Six months ended 6/30/2015 GAAP base rent recognized for consolidated properties owned as of 6/30/2015.

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LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

6/30/2015

Top 10 Tenants or Guarantors - Cash Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Base Rent as of 6/30/2015 ($000) (1)	Percent of Cash Base Rent as of 6/30/2015 ($000) (1) (2)
Fed Ex Corporation / Federal Express Corporation	3	787,829	1.9%	$6,284	3.6%
Baker Hughes, Inc. (4)	1	554,385	1.3%	5,613	3.2%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	5,111	2.9%
United States of America	3	398,214	0.9%	4,566	2.6%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	3,757	2.1%
Xerox Corporation	1	202,000	0.5%	3,535	2.0%
Michelin North America, Inc.	3	2,503,916	5.9%	3,520	2.0%
T-Mobile USA, Inc. / T-Mobile West Corporation	5	386,078	0.9%	3,475	2.0%
LG-39 Ground Tenant LLC	1	0	0.0%	2,876	1.6%
Industrial Terminals Management, LLC	1	132,449	0.3%	2,723	1.5%

	27	7,494,353	17.8%	$41,460	23.5%

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	Percent of GAAP Base Rent as of 6/30/2015 ($000) (3) (2)
LG-39 Ground Tenant LLC	1	0	0.0%	$8,686	4.4%
FC-Canal Ground Tenant LLC	1	0	0.0%	7,445	3.7%
AL-Stone Ground Tenant LLC	1	0	0.0%	6,795	3.4%
FedEx Corporation / Federal Express Corporation	3	787,829	1.9%	6,449	3.2%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	4,970	2.5%
United States of America	3	398,214	0.9%	4,752	2.4%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	3,773	1.9%
Baker Hughes, Inc.	1	554,385	1.3%	3,688	1.9%
Michelin North America, Inc.	3	2,503,916	5.9%	3,541	1.8%
Industrial Terminals Management, L.L.C.	1	132,449	0.3%	3,387	1.7%
	23	6,906,275	16.4%	$53,486	26.9%

Footnotes

(1) Six months ended 6/30/2015 Cash base rent recognized for consolidated properties owned as of 6/30/2015.

(2) Total shown may differ from detailed amounts due to rounding.

(3) Six months ended 6/30/2015 GAAP base rent recognized for consolidated properties owned as of 6/30/2015.

(4) Tenant pays rent semi-annually in uneven amounts.

26

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

6/30/2015

Year	Number of Leases Expiring	GAAP Base Rent as of 6/30/2015 ($000)	Percent of GAAP Base Rent as of 6/30/2015	Percent of GAAP Base Rent as of 6/30/2014
2015 - remaining	1	$244	0.1%	1.8%
2016	14	8,720	4.8%	5.8%
2017	17	10,243	5.7%	6.9%
2018	31	13,585	7.5%	6.8%
2019	20	14,729	8.1%	7.5%
2020	18	14,036	7.7%	5.3%
2021	11	10,868	6.0%	5.6%
2022	8	6,388	3.5%	3.3%
2023	5	6,613	3.6%	6.8%
2024	9	7,055	3.9%	3.3%
2025 - Q1 & Q2	11	8,208	4.5%	3.6%
Thereafter	60	80,509	44.4%	37.6%

Total (1)	205	$181,198	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

27

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Lease Rollover Schedule - Consolidated Properties GAAP Basis

6/30/2015

Year	Number of Leases Expiring	GAAP Base Rent as of 6/30/2015 ($000)	Percent of GAAP Base Rent as of 6/30/2015
2015 - remaining	28	$682	0.4%
2016	32	$9,627	5.0%
2017	24	$10,427	5.4%
2018	36	$14,664	7.6%
2019	31	$16,471	8.6%
2020	20	$14,198	7.4%
2021	14	$13,911	7.2%
2022	9	$6,418	3.3%
2023	6	$6,678	3.5%
2024	11	$7,172	3.7%
2025 - Q1 & Q2	11	$8,208	4.3%
Thereafter	63	$83,788	43.6%

Total (1)	285	$192,244	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

28

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Property Leases and Vacancies- Consolidated Portfolio - 6/30/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2015 ($000) (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	6/30/2015 Debt Balance ($000)	Debt Maturity
LONG-TERM LEASE PROPERTIES
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	Industrial	420,597	1,111	814	9,012	08/2025
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	458,000	1,020	1,126	15,466	09/2016
	9/30/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	554,385	5,613	3,688	-	-
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	85,200	583	583	7,684	04/2016
	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	Industrial	18,620	275	275	-	-
		2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	60,000	564	564	7,257	04/2016
		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	Office	138,443	1,034	1,113	-	-
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	500,500	2,105	1,269	-	-
	3/31/2026	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	Office	97,000	557	628	-	-
		633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	Industrial	310,000	609	655	-	-
	6/30/2026	333 Mt. Hope Ave.	Rockaway	NJ	—	Atlantic Health System, Inc.	Office	60,258	0	376	-	-
		351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	475,218	535	580	-	-
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	718	702	8,535	11/2016
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	Industrial	222,200	289	289	-	-
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	646,000	1,051	1,083	19,000	07/2017
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	241,977	545	573	-	-
		500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	68,693	534	634	6,500	02/2017
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	104,807	806	869	-	-
2027	2/28/2027	554 Nissan Parkway	Canton	MS	—	Nissan North America, Inc.	Industrial	1,466,000	1,441	1,567	-	-
	4/30/2027	1315 West Century Dr.	Louisville	CO	5	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	Office	106,877	576	628	-	-
		2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	159,000	535	501	-	-
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	98,849	892	997	-	-
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	Office	42,290	291	320	-	-
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	Office	150,000	994	1,250	-	-
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	169,585	2,794	3,051	37,488	11/2027
	11/30/2027	1700 Millrace Dr.	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	80,011	838	1,039	-	-
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	264,598	391	406	-	-
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	Industrial	140,330	2,385	2,568	50,289	03/2028
	4/30/2028	9655 Maroon Circle	Englewood	CO	—	TriZetto Corporation	Office	166,912	1,738	1,922	-	-
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	35,459	323	323	-	-
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	Retail	45,554	314	347	-	-
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	282,000	1,545	2,126	-	-
		175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	Land and Infrastructure	0	130	108	-	-
	3/31/2029	2800 High Meadow Circle	Auburn Hills	MI	—	Faurecia USA Holdings, Inc.	Office	278,000	960	1,096	-	-
	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	—	International Automotive Components Group North America, Inc.	Industrial	276,782	786	870	-	-
2030	3/31/2030	459 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	855,878	1,650	1,838	15,000	06/2016
	4/7/2030	810 Gears Rd.	Houston	TX	—	United States of America	Office	68,985	0	0	-	-
	5/31/2030	3301 Stagecoach Rd. NE	Thomson	GA	—	Hollander Sleep Products, LLC (Hollander Home Fashions Holdings)	Industrial	208,000	132	145	-	-
	7/31/2030	3940 South Teller St.	Lakewood	CO	11	Addenbrooke Classical Academy	Office	68,165	278	273	-	-
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	673,518	1,139	1,300	-	-
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land and Infrastructure	0	915	1,061	-	-
	10/31/2032	143 Diamond Avenue	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	Office	49,024	508	642	-	-
	12/31/2032	3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	252,400	2,008	2,424	-	-
2033	10/31/2033	1001 Innovation Road	Rantoul	IL	—	Easton-Bell Sports, Inc.	Industrial	813,126	1,738	2,073	-	-
	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	Office	127,810	1,413	1,656	-	-
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	17,000	244	244	-	-
		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	2,500	27	27	-	-
		2950 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	8,000	77	77	-	-
		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	Office	12,622	109	109	-	-
2034	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	Industrial	180,235	1,070	1,278	-	-

29

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Property Leases and Vacancies- Consolidated Portfolio - 6/30/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2015 ($000) (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	6/30/2015 Debt Balance ($000)	Debt Maturity
LONG-TERM LEASE PROPERTIES
2035	3/31/2035	7007 F.M. 362	Brookshire	TX	—	Orizon Industries, Inc.	Industrial	262,095	415	504	-	-
		13863 Industrial Road	Houston	TX	—	Curtis Kelly, Inc.	Industrial	187,800	528	642	-	-
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land and Infrastructure	132,449	2,723	3,387	-	-
2039	3/31/2039	854 Paragon Way	Rock Hill	SC	—	Physicians Choice Laboratory Services, LLC	Office	104,497	937	1,241	-	-
2043	2/28/2043	1237 W. Sherman Avenue	Vineland	NJ	—	HealthSouth Rehabilitation Hospital of South Jersey, LLC (HealthSouth Corporation)	Specialty	39,287	560	560	-	-
2055	1/31/2055	499 Derbyshire Drive	Venice	FL	—	Littlestone Brotherhood LLC	Land and Infrastructure	31,180	564	851	-	-
2112	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	Land and Infrastructure	0	2,465	7,445	69,298	01/2027
		309-313 West 39th St.	New York	NY	—	LG-39 Ground Tenant LLC	Land and Infrastructure	0	2,876	8,686	80,856	01/2027
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	Land and Infrastructure	0	2,250	6,795	63,247	01/2027
2113	10/31/2113	15 West 45th St.	New York	NY	—	ZE-45 Ground Tenant LLC	Land and Infrastructure	0	750	2,311	29,193	01/2025
N/A	Vacancy	333 Mt. Hope Ave.	Rockaway	NJ	—	(Available for Lease)	Office	32,068	0	0	-	-
		810 Gears Rd.	Houston	TX	—	(Available for Lease)	Office	9,910	0	0	-	-
LONG TERM TOTAL/WEIGHTED AVERAGE						99.7% Leased		12,437,770	$60,258	$80,509	$418,825

30

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Property Leases and Vacancies - Consolidated Portfolio - 6/30/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2015 ($000) (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	6/30/2015 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	54,683	421	304	7,666	01/2016
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	180,507	1,224	1,594	18,394	07/2016
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	221,215	1,243	1,159	-	-
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	278,759	753	865	-	-
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	60,200	608	608	5,694	04/2016
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	259	251	3,589	01/2017
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1,220	28	28	-	-
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	Arrow Electronics, Inc.	128,500	1,737	1,516	-	-
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	529	529	-	-
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	27,189	96	134	-	-
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	984	933	-	-
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	78,895	529	577	-	-
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	46	46	-	-
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	7	Lockheed Martin Corporation	184,000	480	935	-	-
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	1,772	1,701	-	-
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	439	392	-	-
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	251	254	-	-
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	155	64	-	-
	8/31/2018	2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics Inc.	20,203	115	570	-	-
		3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	649	459	-	-
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	8,070	112	106	-	-
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	296	296	-	-
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	320,198	2,562	2,578	34,435	05/2019
	12/31/2018	2550 Interstate Dr.	Harrisburg	PA	9	AT&T Services, Inc. / AXA Equitable Life Insurance Company / Crump Life Insurance Services Inc.	87,718	586	633	-	-
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	829	734	-	-
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	155,925	1,195	1,195	16,416	05/2019
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	3,486	3,507	-	-
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	698	553	9,535	08/2019
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	930	951	-	-
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	2,295	2,270	23,105	07/2019
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	123,416	1,126	1,134	-	-
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	715	571	9,660	12/2019
	12/31/2019	400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	493	503	-	-
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	91,879	767	783	9,531	06/2016
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	16	Roche Diagnostics Operations, Inc.	193,000	1,761	1,712	-	-
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	1,163	1,122	19,747	02/2020
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	367	387	-	-
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	132,981	739	724	-	-
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile West Corporation	75,016	525	405	-	-
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	19	Hagemeyer North America, Inc.	50,076	426	420	7,231	02/2021
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	132,617	738	788	-	-
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	708	573	8,938	10/2020
	9/30/2020	600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,155	814	879	-	-
		9200 South Park Center Loop	Orlando	FL	—	Zenith Education Group, Inc. (ECMC Group, Inc.)	59,927	561	568	9,542	02/2017
		550 International Parkway	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,920	819	881	-	-
	10/31/2020	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	119	119	-	-
2021	1/31/2021	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	54,117	416	300	-	-

31

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Property Leases and Vacancies - Consolidated Portfolio - 6/30/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2015 ($000) (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	6/30/2015 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
		1701 Market St.	Philadelphia	PA	4, 10	Morgan, Lewis & Bockius LLP / TruMark Financial Credit Union	289,432	2,161	2,169	-	-
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	1,318	1,312	-	-
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	1,656	1,656	18,834	01/2021
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	82,669	334	344	-	-
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	1,248	1,164	13,929	11/2021
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	1,103	1,092	-	-
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	664	600	-	-
	4/30/2022	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	—	The Weiss Group, LLC	18,500	76	77	-	-
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	795	853	-	-
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	273	273	-	-
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	1,009	933	-	-
	12/31/2022	147 Milk St.	Boston	MA	—	Atrius Health, Inc.	52,337	850	831	12,423	12/2018
		231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	2,156	2,151	-	-
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	176,402	1,102	1,348	-	-
	3/31/2023	8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	1,795	1,713	-	-
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	3,535	3,321	51,049	12/2023
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	271	287	-	-
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	902	975	-	-
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	903	1,013	-	-
	8/31/2024	10475 Crosspoint Blvd.	Indianapolis	IN	—	RGN-Indianapolis I, LLC	14,236	143	143	-	-
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	531	609	-	-
	11/30/2024	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	77,906	847	937	-	-
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	180,230	787	845	-	-
2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	111,409	813	809	-	-
	2/28/2025	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	1,516	1,423	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	Cyient, Inc. (Infotech Enterprise Limited)	13,590	71	68	-	-
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	292,700	1,537	1,483	-	-
	3/31/2025	2706 Media Center Dr.	Los Angeles	CA	—	Bank of America, National Association / Sony Electronics, Inc.	62,323	0	0	-	-
	6/30/2025	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	111,911	651	617	-	-
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operations	0	1,282	1,282	-	-
	Vacancy	10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	3,764	0	0	-	-
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	2,674	0	0	-	-
		2050 Roanoke Rd.	Westlake	TX	—	(Available for Lease)	52,293	0	0	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	(Available for Lease)	36,809	13	13	-	-
OFFICE TOTAL/WEIGHTED AVERAGE						99.0% Leased	9,405,217	$67,906	$67,952	$279,718

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 6/30/2015 ($000) (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	6/30/2015 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	238	244	-	-
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	477	411	-	-
	3/31/2016	2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	254	393	-	-
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Group, Inc.	344,700	642	645	-	-
	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	744,570	1,143	1,143	-	-
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	408,000	659	659	8,065	10/2018
	12/31/2016	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	421	409	5,868	09/2016
		3686 South Central Ave.	Rockford	IL	—	Pierce Packaging Co.	93,000	151	151	-	-
2017	1/31/2017	109 Stevens St.	Jacksonville	FL	7	Wagner Industries, Inc.	164,526	171	171	-	-
	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	796	847	-	-
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	1,299	1,026	-	-
	5/31/2017	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	276	276	-	-
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	441	439	-	-
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	330,988	643	582	9,189	06/2017
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	566	543	-	-
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	296,972	1,361	1,298	22,368	11/2017
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	689	737	-	-
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	1,004	958	-	-
2018	6/30/2018	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	196,946	406	385	-	-
		1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	673	671	-	-
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	512	512	-	-
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	421	349	-	-
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	367	367	-	-
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	1,409	1,305	17,781	09/2019
	12/31/2019	2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	683	704	-	-
2020	1/31/2020	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	1,694	1,694	-	-
	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	1,700	1,700	-	-
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	600	476	7,831	12/2020
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	697	638	-	-
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	219	204	-	-
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	598	746	-	-
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	126,213	413	374	-	-
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	846	906	-	-
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	1,014	873	-	-
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	686	678	-	-
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	638	670	-	-
2023	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	153	153	-	-
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	993,685	1,010	928	5,483	04/2019
	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,539	1,252	1,318	-	-
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	336,350	673	673	-	-
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	424,904	844	844	-	-
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	211,598	604	604	-	-
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	167,770	268	268	-	-
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	539,592	1,419	1,419	-	-
N/A	Vacancy	109 Stevens St.	Jacksonville	FL	7	(Available for Lease)	4,274	0	0	-	-
		324 Industrial Park Rd.	Franklin	NC	11	(Available for Lease)	72,868	150	150	-	-
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	0	0	-	-
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.3% Leased	16,329,043	$31,180	$30,541	$76,585

33

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Sq.Ft.	Percentage Leased	Cash Rent as of 6/30/2015 ($000) (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	6/30/2015 Debt Balance ($000)	Debt Maturity
MULTI-TENANT PROPERTIES (8,14)
Various	Various	100 Light St.	Baltimore	MD	13	Multi-Tenant	476,459	94%	8,085	8,167	55,000	06/2023
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	92%	1,207	1,203	-	-
		1501 Nolan Ryan Expy.	Arlington	TX	—	Multi-Tenant	74,739	0%	-	-	-	-
		180 South Clinton St.	Rochester	NY	—	Multi-Tenant	226,000	0%	-	-	17,234	08/2016
		2210 Enterprise Dr.	Florence	SC	—	Caliber Funding, LLC	176,557	21%	362	346	-	-
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	51,067	50%	217	201	-	-
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	95,065	100%	527	528	-	-
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	674,528	96%	924	911	-	-
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Multi-Tenant	115,558	0%	-	-	14,118	03/2016
		275 Technology Dr.	Canonsburg	PA	—	Multi-Tenant	107,872	0%	-	-	-	-
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	64%	377	377	-	-
		26555 Northwestern Pkwy.	Southfield	MI	11	Multi-Tenant	359,645	0%	97	216	-	-
		33 Commercial St.	Foxboro	MA	11	Multi-Tenant	164,689	0%	3,270	3,727	-	-
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						52.3% Leased	2,738,578		$15,066	$15,676	$86,352

34

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2015 ($000) (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	6/30/2015 Debt Balance ($000)	Debt Maturity
RETAIL/SPECIALTY PROPERTIES
2016	5/31/2016	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	128	128	-	-
2017	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	42,130	64	64	-	-
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	13,924	237	162	-	-
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	46,350	232	232	-	-
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	23,000	69	69	-	-
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23,000	83	83	-	-
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	80	84	-	-
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	39	39	-	-
	10/31/2018	130 Midland Ave.	Port Chester	NY	—	A&P Real Property, LLC (Pathmark Stores, Inc.)	59,613	229	488	-	-
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	97	97	-	-
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	94,970	21	164	471	07/2018
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,210	24	376	535	07/2018
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	120,727	36	241	790	07/2018
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,489	38	278	840	07/2018
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	193,193	54	366	1,189	07/2018
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	90,933	25	173	555	07/2018
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	93	94	-	-
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	100	100	-	-
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	48	48	-	-
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	99	99	-	-
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	56	56	-	-
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	44	44	-	-
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	39	39	-	-
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	39	39	-	-
2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	80	78	-	-
N/A	Vacancy	1084 East Second St.	Franklin	OH	11	(Available for Lease)	29,119	0	735	-	-
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE				97.6% Leased			1,198,141	$2,054	$4,376	$4,380

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE				96.2% Leased			42,108,749	$176,464	$199,054	$865,860

Footnotes

1	Square foot leased or available.
2	Six months ended 6/30/2015 cash rent.
3	Six months ended 6/30/2015 GAAP base rent.
4	Lexington has an 87.5% interest in this property and acquired the remaining 12.5% interest subsequent to 6/30/2015.
5	20,000 square feet is leased to 5/31/2023.
6	Lexington has a 71.1% interest in this property.
7	Property disposed subsequent to 6/30/2015.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Includes 23,535 square feet leased to 10/31/2025.
10	Includes 2,641 square feet leased to TruMark Financial Credit Union through 5/31/2025.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $7.2 million in operating expenses, net for the six months ended 6/30/2015.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Subsequent to 6/30/2015, tenant terminated its lease effective 1/31/2017 for a cash payment of $2.0 million received in July 2015 and an additional $2.0 million is due in 2017.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Subsequent to 6/30/2015, tenant terminated its lease effective 7/8/2016 for a cash payment of $1.5 million.

35

LEXINGTON REALTY TRUST

Select Credit Metrics

	6/30/2014		6/30/2015

Company FFO Payout Ratio	60.7%		63.0%

Unencumbered Assets (1)	$2.94 billion		$3.26 billion

Unencumbered NOI	59.6%		68.7%

(Debt + Preferred) / Gross Assets	44.4%		43.6%

Debt/Gross Assets	42.5%		41.7%

Market Cap Leverage	44.8%		49.7%

Secured Debt / Gross Assets	19.8%		17.1%

Net Debt / EBITDA	6.3	x	6.4	x

(Net Debt + Preferred) / EBITDA	6.6	x	6.7	x

Credit Facilities Availability (2)	$383.9 million		$297.0 million

Development / Gross Assets	1.2%		3.0%

EBITDA / Revenue	74.4%		71.2%

EBITDA / (PrefDiv + Interest Expense)	3.2	x	3.2	x

(JV + Advisory Income) / Revenues	0.4%		0.3%

Footnotes

(1) Includes loans receivable.

(2) Subject to covenant compliance.

36

LEXINGTON REALTY TRUST

Historical Credit Metrics Summary

	2011		2012		2013		2014

Company FFO Payout Ratio	48.5%		56.1%		60.3%		60.8%

Unencumbered Assets (1)(2)	$1.15 billion		$1.76 billion		$2.59 billion		$2.87 billion

Unencumbered NOI (1)	25.9%		34.5%		55.3%		59.9%

(Debt + Preferred) / Gross Assets	48.7%		46.6%		43.0%		44.0%

Debt/Gross Assets	40.9%		41.1%		41.1%		42.0%

Market Cap Leverage	52.5%		46.6%		45.4%		43.7%

Secured Debt / Gross Assets (1)	31.9%		30.9%		23.9%		19.0%

Net Debt / EBITDA	5.5	x	6.5	x	6.4	x	5.7	x

(Net Debt + Preferred) / EBITDA	6.6	x	7.3	x	6.7	x	6.0	x

Credit Facilities Availability (3)	$294.3 million		$296.3 million		$443.4 million		$385.4 million

Development / Gross Assets	0.9%		1.6%		1.6%		2.4%

EBITDA / Revenue	77.0%		76.5%		74.4%		71.8%

EBITDA / (PrefDiv + Interest Expense)	2.3	x	2.4	x	3.1	x	3.1	x

(JV + Advisory Income or (loss)) / Revenues	8.5%		4.4%		0.5%		0.4%

Footnotes:

(1) Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.

(2) Includes loans receivable.

(3) Subject to covenant compliance.

37

LEXINGTON REALTY TRUST

FINANCIAL COVENANTS (1)

Corporate Level Debt

Bank Loans:		Must be:	6/30/2015

	Maximum Leverage	< 60%	49.7%
	Interest Coverage	> 1.5X	3.4X
	Fixed Charge Coverage	> 1.4X	2.3X
	Recourse Secured Indebtedness Ratio	< 10% cap value	0.4%
	Secured Indebtedness Ratio	< 45%	20.4%
	Minimum Net Worth	> $2.1 billion	$2.7 billion
	Distribution Limit	< 95% FFO	77.3%
	Floating Rate Debt	< 35%	10.9%
	Unsecured Debt Service Coverage	> 2.0X	4.4X
	Borrowing Base Assets Leverage	< 60%	46.2%
	Restricted Payments	< $20 million	$1.2 million

	Permitted Investments:
A	Joint Venture Investments	< 25% cap value	1.3%
B	Raw Land	< 10% cap value	0.0%
C	Construction/Development in Process	< 15% cap value	5.1%
D	Notes Receivable	< 10% cap value	2.5%
E	Ground Leases	< 20% cap value	11.4%
	Sum of A through E	< 40% cap value	20.3%
	Sum of B through D	< 25% cap value	7.6%

Bonds:

	Debt to Total Assets	< 60%	42.8%
	Secured Debt to Total Assets	< 40%	17.5%
	Debt Service Coverage	> 1.5X	3.9X
	Unencumbered Assets to Unsecured Debt	> 150%	274.5%

Footnotes

(1) As defined in respective loan/bond agreements.

38

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

6/30/2015

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Mortgages with Balloons
Temple, TX		$7,666	6.090%	01/2016	$356	$7,463
Bridgewater, NJ	(b)	14,118	5.732%	03/2016	1,443	13,825
Omaha, NE		7,684	5.610%	04/2016	450	7,560
Bremerton, WA		5,694	6.090%	04/2016	344	5,479
Tempe, AZ		7,257	5.610%	04/2016	425	7,140
Byhalia, MS	(j)	15,000	4.710%	06/2016	714	15,000
Lisle, IL		9,531	6.500%	06/2016	779	9,377
Farmers Branch, TX		18,394	5.939%	07/2016	1,139	18,363
Rochester, NY	(b)	17,234	6.210%	08/2016	1,960	16,765
Glenwillow, OH		15,466	6.130%	09/2016	1,240	15,132
Plymouth, IN		5,868	6.315%	09/2016	497	5,723
Tomball, TX		8,535	6.063%	11/2016	683	8,041
Memphis, TN		3,589	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,542	5.722%	02/2017	696	9,309
Dubuque, IA		9,189	5.402%	06/2017	733	8,727
Shreveport, LA		19,000	5.690%	07/2017	1,099	19,000
McDonough, GA		22,368	6.110%	11/2017	1,674	21,651
Erwin, NY		8,065	5.910%	10/2018	728	6,637
Boston, MA		12,423	6.100%	12/2018	996	11,520
Overland Park, KS		34,435	5.891%	05/2019	2,657	31,812
Kansas City, MO		16,416	5.883%	05/2019	1,268	15,179
Columbus, IN		23,105	2.210%	07/2019	4,742	4,993
Meridian, ID		9,535	6.010%	08/2019	753	7,675
Streetsboro, OH		17,781	5.749%	09/2019	1,344	16,338
Lenexa, KS		9,660	6.270%	12/2019	774	7,770
Boca Raton, FL		19,747	6.470%	02/2020	1,542	18,414
Oakland, ME		8,938	5.930%	10/2020	750	7,660
Lavonia, GA		7,831	5.460%	12/2020	741	5,895
Charleston, SC		7,231	5.850%	02/2021	520	6,632
Whippany, NJ		13,929	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,443	47,676
New York, NY		29,193	4.100%	01/2025	1,217	29,193
Chester, SC		9,012	5.380%	08/2025	1,144	362
New York, NY	(e)	213,401	4.660%	01/2027	10,190	200,632
Lenexa, KS		37,488	3.700%	11/2027	3,027	10,000
Subtotal/Wtg. Avg./Years Remaining (l)		$735,825	5.112%	6.5	$50,957	$637,327

39

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

6/30/2015

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)

Full Amortizing Mortgages
Lorain, OH		1,189	7.750%	07/2018	108	-
Manteca, CA		840	7.750%	07/2018	77	-
Watertown, NY		790	7.750%	07/2018	72	-
Fairlea, WV		555	7.750%	07/2018	51	-
San Diego, CA		535	7.750%	07/2018	49	-
Galesburg, IL		471	7.750%	07/2018	43	-
North Berwick, ME		5,483	3.560%	04/2019	1,532	-
Wall, NJ		18,834	6.250%	01/2021	3,774	-
Palo Alto, CA		51,049	3.970%	12/2023	7,059	-
Long Island City, NY		50,289	3.500%	03/2028	4,538	-

Subtotal/Wtg. Avg./Years Remaining (l)		$130,035	4.229%	9.3	$17,303	$-

Subtotal/Wtg. Avg./Years Remaining (l)		$865,860	4.979%	6.9	$68,260	$637,327

Corporate (k)
Revolving Credit Facility		$93,000	1.336%	02/2017	$1,260	$93,000
Term Loan		250,000	2.442%	02/2018	6,190	250,000
Term Loan		255,000	3.173%	01/2019	8,204	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Senior Notes	(f)	250,000	4.400%	06/2024	11,000	250,000
Convertible Notes	(i)(c)	12,800	6.000%	01/2030	768	12,800
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$1,239,920	3.760%	7.0	$46,832	$1,239,920
Total/Wtg. Avg./Years Remaining (l)		$2,105,780	4.261%	7.0	$115,092	$1,877,247

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Loan is in default.
(c)	Represents full payable of notes; discount of $336 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Loan is cross-collateralized on three properties.
(f)	Represents full payable of notes; discount of $261 excluded from balance.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $1,928 excluded from balance.
(i)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(j)	Property was expanded. Mortgage is recourse during expansion and Lexington was not released from the guaranty as of 6/30/2015.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.

40

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

6/30/2015

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Rehab Humble Lessee	$14,495	$2,174	4.700%	05/2017	$950	$13,982	$2,097
Gan Palm Beach Lessee	14,618	3,654	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$47,904	$8,647	4.052%	2.7	$2,556	$46,541	$8,358

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

41

LEXINGTON REALTY TRUST

Debt Maturity Schedule

6/30/2015

($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2015 - remaining	$12,796	$-	$-
2016	27,258	129,868	-
2017	27,774	68,671	105,800
2018	27,488	18,157	250,000
2019	23,604	83,767	255,000
	$118,920	$300,463	$610,800

Non-Consolidated Investments - LXP Proportionate Share
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments
2015 - remaining	$56	$-
2016	118	-
2017	94	2,097
2018	21	6,261
2019	-	-
	$289	$8,358

Footnotes

(1)	Percentage denotes weighted-average interest rate.

42

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

6/30/2015

Collateral						Current
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Office	Westmont (3)	IL	$12,469	6.45%	10/2015	$-	$25,731	$2,555
	Oklahoma City (4)	OK	8,474	11.50%	10/2015	315	8,420	-
Retail	Various	Various	968	8.00%	02/2021	219	-	-
	Various	Various	449	8.00%	12/2021	94	-	-
	Various	Various	585	8.00%	03/2022	112	-	-
Hospital	Kennewick	WA	85,364	9.00%	05/2022	7,438	87,245	-
	Total Mortgage Loans Receivable		$108,309			$8,178	$121,396	$2,555

Footnotes

(1) Includes accrued interest receivable, loan losses, and net origination fees.

(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.

(3) Escrow balance includes $2.5 million in a collateral securities account maintained by the borrowers. Borrowers are in default, and Lexington commenced foreclosure proceedings. Tenant in property terminated the lease effective 11/30/2013 for a termination payment of $1.3 million. Loan balance includes $13.9 million loan loss.

(4) Short-term loan to joint venture partner.

43

LEXINGTON REALTY TRUST

Partnership Interests

Six months ended June 30, 2015

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$232
Interest expense	$23
Depreciation and amortization	$229

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$1,935
Interest expense	$330

Footnotes

(1) Excludes discontinued operations and OP unit noncontrolling interests.

44

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

6/30/2015

($000)

Balance Sheet

Other assets	$26,113

The components of other assets are:

Deposits	$6,839
Equipment	135
Prepaids	2,562
Other receivables	1,245
Deferred lease incentives	15,147
Deferred tax asset	61
Other	124

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$43,070

Accounts payable and accrued expenses	$14,603
CIP accruals and other	10,553
Taxes	1,790
Deferred lease and loan costs	7,062
Subordinated notes	2,789
Deposits	1,093
Escrows	1,387
Transaction / build-to-suit costs	1,567
Interest rate swap derivative liability	2,226

Income Statement - Six months ended June 30, 2015

Non-cash interest expense, net	$(444)

45

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.
Omotayo Okusanya	(212) 336-7076

46

Appendix A

Land, Infrastructure & Credit Tenant Finance Group

Supplemental Operating and Financial Data

June 30, 2015

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP

SUPPLEMENTAL REPORTING PACKAGE

June 30, 2015

LAND, INFRASTRUCTURE, & CREDIT TENANT FINANCE GROUP

Balance Sheet, Income Statement and Company FFO/FAD

6/30/2015

($000)

Balance Sheet

Land	$321,448
Buildings, improvements and real estate intangibles, net	320,199

Cash	1,845
Deferred - accounts receivable	54,837
Other assets	19,790
Total Assets	$718,119

Mortgages payable	$437,377
Other liabilities	4,862
Total Liabilities	442,239

Equity	275,880
Total Liabilities and Equity	$718,119

Income Statement and Company FFO/FAD

Revenue:
Rental	$45,577
Other	444

Expenses:
Depreciation and amortization	(11,081)
Property operating	(1,090)
Interest	(9,279)
Other	(52)
Net Income	24,519

Adjustments:
Depreciation and amortization	11,081
Other/transaction costs	172
Company FFO	35,772

GAAP to Cash rent adjustment	(17,999)
Tenant improvements	(8)

Company FAD	$17,765

A-3

LAND, INFRASTRUCTURE, & CREDIT TENANT FINANCE GROUP

Select Data

6/30/2015

($000)

Other Revenue Data

	GAAP Base Rent
	Six months ended
Asset Class	6/30/15 (1)	6/30/15 Percentage
Land and Infrastructure	$30,644	67.2%
Office	10,298	22.6%
Industrial	3,771	8.3%
Specialty	864	1.9%
	$45,577	100.0%

Credit Ratings (2)	GAAP Base Rent
	Six months ended
	6/30/15 (1)	6/30/15 Percentage
Investment Grade	$14,177	31.1%
Non-Investment Grade	1,061	2.3%
Unrated	30,339	66.6%
	$45,577	100.0%

Weighted-Average Lease Term - Cash Basis

As of 6/30/15 with Lease Term End at First Purchase Option
As of 6/30/15	Date
37.5 years	15.5 years

Base Rent Estimates for Current Assets

Year	Cash (3)	GAAP (3)	Projected Straight-Line / GAAP Adjustment
2015 - remaining	$28,023	$45,881	$(17,858)
2016	$56,504	$91,762	$(35,258)

Footnotes

(1)	Six months ended 6/30/2015 GAAP base rent recognized for consolidated properties owned as of 6/30/2015.
(2)	Credit ratings are based upon either tenant, guarantor or parent.
(3)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 6/30/2015.

A-4

LAND, INFRASTRUCTURE, & CREDIT TENANT FINANCE GRIOUP

Top 10 Tenants or Guarantors

6/30/2015

Top 10 Tenants or Guarantors - Cash Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Base Rent as of 6/30/2015 ($000) (1)	Percent of Cash Base Rent as of 6/30/2015 ($000) (1) (2)
Xerox Corporation	1	202,000	8.7%	$3,535	12.8%
LG-39 Ground Tenant LLC	1	0	0.0%	2,876	10.4%
United States of America	1	169,585	7.3%	2,794	10.1%
Industrial Terminals Management, L.L.C.	1	132,449	5.7%	2,723	9.9%
FC-Canal Ground Tenant LLC	1	0	0.0%	2,465	8.9%
FedEx Corporation	1	140,330	6.0%	2,385	8.6%
Cummins, Inc.	1	390,100	16.8%	2,295	8.3%
AL-Stone Ground Tenant LLC	1	0	0.0%	2,250	8.2%
New Jersey Natural Gas Company	1	157,511	6.8%	1,656	6.0%
United Technologies Corporation	1	993,685	42.7%	1,010	3.7%
	10	2,185,660	93.9%	$23,989	87.0%

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	Percent of GAAP Base Rent as of 6/30/2015 ($000) (3) (2)
LG-39 Ground Tenant LLC	1	0	0.0%	$8,686	19.1%
FC-Canal Ground Tenant LLC	1	0	0.0%	7,445	16.3%
AL-Stone Ground Tenant LLC	1	0	0.0%	6,795	14.9%
Industrial Terminals Management, L.L.C.	1	132,449	5.7%	3,387	7.4%
Xerox Corporation	1	202,000	8.7%	3,321	7.3%
United States of America	1	169,585	7.3%	3,051	6.7%
FedEx Corporation	1	140,330	6.0%	2,568	5.6%
ZE-45 Ground Tenant LLC	1	0	0.0%	2,311	5.1%
Cummins, Inc.	1	390,100	16.8%	2,270	5.0%
New Jersey Natural Gas Company	1	157,511	6.8%	1,656	3.6%
	10	1,191,975	51.2%	41,490	91.0%

Footnotes

(1)	Six months ended 6/30/2015 cash base rent recognized for consolidated properties owned as of 6/30/2015.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Six months ended 6/30/2015 GAAP base rent recognized for consolidated properties owned as of 6/30/2015.

A-5

LAND, INFRASTRUCTURE AND CREDIT TENANT FINANCE GROUP

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2015

Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2015 ($000) (2)	GAAP Base Rent as of 6/30/2015 ($000) (3)	6/30/2015 Debt Balance ($000)

12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	Specialty	13,924	237	162	-
7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	Office	390,100	2,295	2,270	23,105
6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	Office	157,511	1,656	1,656	18,834
12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	Office	202,000	3,535	3,321	51,049
4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	Industrial	993,685	1,010	928	5,483
12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	Industrial	18,620	275	275	-
8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	718	702	8,535
10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	169,585	2,794	3,051	37,488
3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	Industrial	140,330	2,385	2,568	50,289
1/31/2029	175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	Land and Infrastructure	0	130	108	-
4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land and Infrastructure	0	915	1,061	-
3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land and Infrastructure	132,449	2,723	3,387	-
1/31/2055	499 Derbyshire Drive	Venice	FL	—	Littlestone Brotherhood LLC	Land and Infrastructure	31,180	564	851	-
10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	Land and Infrastructure	0	2,465	7,445	69,298
	309-313 West 39th St.	New York	NY	—	LG-39 Ground Tenant LLC	Land and Infrastructure	0	2,876	8,686	80,856
	8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	Land and Infrastructure	0	2,250	6,795	63,247
10/31/2113	15 West 45th St.	New York	NY	—	ZE-45 Ground Tenant LLC	Land and Infrastructure	0	750	2,311	29,193
					100% Leased		2,326,460	$27,578	$45,577	$437,377

Footnotes

(1) Square feet leased or available.

(2) Six months ended 6/30/2015 cash rent.

(3) Six months ended 6/30/2015 GAAP rent.

A-6

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP

Mortgages and Notes Payable

6/30/2015

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)
Tomball, TX		$8,535	6.063%	11/2016	$683	$8,041
North Berwick, ME		5,483	3.560%	04/2019	1,532	-
Columbus, IN		23,105	2.210%	07/2019	4,742	4,993
Wall, NJ		18,834	6.250%	01/2021	3,774	-
Palo Alto, CA		51,049	3.970%	12/2023	7,059	-
New York, NY		29,193	4.100%	01/2025	1,217	29,193
New York, NY	(b)	213,401	4.660%	01/2027	10,190	200,632
Lenexa, KS		37,488	3.700%	11/2027	3,027	10,000
Long Island City, NY		50,289	3.500%	03/2028	4,538	-

Total/Wtg. Avg./Years Remaining (c)		$437,377	4.279%	10.3	$36,762	$252,859

Footnotes

(a)	Total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Loan is cross-collateralized on three properties.
(c)	Total shown may differ from detailed amounts due to rounding.

A-7

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP

New York Leased Land Portfolio (1)

Projected Cash Flows ($000)

Aggregate Acquisition Cost:	$332,426	Rent Escalations:	2%

Aggregate Financing (2):	$242,693	Assumed CPI:	2%

Initial Equity:	$89,733

Year	Annual Cash Rent	Debt Service (3)	Net Cash Flow	Yield on Equity

1	$16,383	$10,867	$5,516	6.1%
2	16,711	11,336	5,375	6.0%
3	17,045	11,473	5,572	6.2%
4	17,386	11,610	5,776	6.4%
5	17,733	11,743	5,990	6.7%
6	18,088	11,874	6,214	6.9%
7	18,450	11,995	6,455	7.2%
8	18,819	12,115	6,704	7.5%
9	19,195	12,230	6,965	7.8%
10	19,579	12,343	7,236	8.1%
11	19,971	12,692	7,279	8.1%
12	20,370	12,793	7,577	8.4%
13	20,778	12,888	7,890	8.8%
14	21,193	11,490	9,703	10.8%
15	21,617	11,491	10,126	11.3%
16	22,049	11,491	10,558	11.8%
17	22,490	11,491	10,999	12.3%
18	22,940	11,491	11,449	12.8%
19	23,399	11,491	11,908	13.3%
20	23,867	11,491	12,376	13.8%
21	24,344	11,491	12,853	14.3%
22	24,831	11,491	13,340	14.9%
23	25,328	11,491	13,837	15.4%
24	25,834	11,491	14,343	16.0%
25	26,351	11,491	14,860	16.6%

Residual Value (4)			491,537
TOTAL	$524,751	$293,850	$722,438

Leveraged Internal Rate of Return				11.3%

Footnotes

(1)	Includes four long-term leased land properties located in New York City.
(2)	The properties are encumbered with an initial aggregate $242.7 million of non-recourse mortgages. $213.5 million at 4.66% matures January 2027 and $29.2 million at 4.1% matures January 2025.
(3)	Debt assumed refinanced at 5% interest only.
(4)	Purchase option less projected debt.

A-8

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP

New York Leased Land Portfolio (1)

Projected Cash Flows ($000)

Aggregate Acquisition Cost:	$332,426	Rent Escalations:	2%

Aggregate Financing (2):	$242,693	Assumed CPI:	3%

Initial Equity:	$89,733

Year	Annual Cash Rent	Debt Service (3)	Net Cash Flow	Yield on Equity

1	16,383	10,867	5,516	6.1%
2	16,711	11,336	5,375	6.0%
3	17,045	11,473	5,572	6.2%
4	17,386	11,610	5,776	6.4%
5	17,733	11,743	5,990	6.7%
6	18,088	11,874	6,214	6.9%
7	18,450	11,995	6,455	7.2%
8	18,819	12,115	6,704	7.5%
9	19,195	12,230	6,965	7.8%
10	19,579	12,343	7,236	8.1%
11	22,017	12,692	9,325	10.4%
12	22,458	12,793	9,665	10.8%
13	22,907	12,888	10,019	11.2%
14	23,365	11,490	11,875	13.2%
15	23,832	11,491	12,341	13.8%
16	24,309	11,491	12,818	14.3%
17	24,795	11,491	13,304	14.8%
18	25,291	11,491	13,800	15.4%
19	25,797	11,491	14,306	15.9%
20	26,313	11,491	14,822	16.5%
21	29,590	11,491	18,099	20.2%
22	30,181	11,491	18,690	20.8%
23	30,785	11,491	19,294	21.5%
24	31,401	11,491	19,910	22.2%
25	32,029	11,491	20,538	22.9%

Residual Value (4)			410,428
TOTAL	$574,459	$293,850	$691,037

Leveraged Internal Rate of Return				11.4%

Footnotes

(1)	Includes four long-term leased land properties located in New York.
(2)	The properties are encumbered with an initial aggregate $242.7 million of non-recourse mortgages. $213.5 million at 4.66% matures January 2027 and $29.2 million at 4.1% matures January 2025.
(3)	Debt assumed refinanced at 5% interest only.
(4)	Purchase option less projected debt.

A-9